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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                September 3, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                     38-2062816
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                       49854
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On September 9, 2003, North Country Financial Corporation, and its primary subsidiary, North Country Bank and Trust, issued a press release announcing the hiring of Kelly W. George as Senior Vice President/Chief Lending Officer of the bank.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.


Exhibit No.           Description

99.1                  Press Release, dated September 9, 2003








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTH COUNTRY FINANCIAL CORPORATION


Date: September 9, 2003              By: /s/ William T. Fitzgerald, Jr.
                                         ---------------------------------------
                                     William T. Fitzgerald, Jr.,
                                     Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit No.                                            Exhibit Description

   99.1                                                Press Release, dated
                                                       September 9, 2003